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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 22, 2000


                               FATBRAIN.COM, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-24871               77-0389480
            --------                    -------               ----------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)       Identification No.)


                    2550 Walsh Avenue, Santa Clara, CA 95051
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (408) 845-0100


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ITEM 5.   OTHER EVENTS

               On July 12, 2000, Fatbrain.com, Inc., a Delaware corporation (the "Company"), filed a registration statement (File No. 333-41262) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $20,000,000 in securities of the Company (the "Registration Statement"). On August 7, 2000, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

               On August 22, 2000, the Company filed a supplement to the Prospectus, dated August 22, 2000, relating to the issuance and sale of up to 582,860 shares of the Company's common stock and the sale of a warrant to purchase up to 116,572 shares of the Company's common stock (the "Common Stock Supplement"), with the Commission. In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing exhibits as part of this Form 8-K.



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ITEM 7.   EXHIBITS

               Exhibit
               Number        Description
               -------       -----------
               4.1           Form of Purchase Agreement
               4.2           Form of Common Stock Warrant


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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Fatbrain.com, Inc.



Date: August 22, 2000                   /s/ DENNIS F. CAPOVILLA
                                        ----------------------------------------
                                        Dennis F. Capovilla
                                        Chief Executive Officer




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                                    EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
4.1               Form of Purchase Agreement

4.2               Form of Common Stock Warrant